                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          REGISTRY MAGIC INCORPORATED
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           REGISTRY MAGIC INCORPORATED

         One South Ocean Boulevard, Suite 206, Boca Raton, Florida 33432

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 11, 2000

                             -----------------------

To the Shareholders
Of Registry Magic Incorporated:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Registry Magic Incorporated, a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on January 11, 2000, at the Holiday Inn Highland Beach, 2809 South Ocean Boulevard, Highland Beach, Florida 33487 for the following purposes:

         (1) To elect four members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the adoption of the Company's 1999 Stock Option Plan by the Board of Directors on February 1, 1999 (the "Plan");

         (3) To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as the Company's auditors; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on November 30, 1999 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                       By Order of the Board of Directors


                                       BRUCE CARLSMITH
                                       CHIEF EXECUTIVE OFFICER

Boca Raton, Florida
December 8, 1999

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           REGISTRY MAGIC INCORPORATED

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------




         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Registry Magic Incorporated, a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on January 11, 2000, at the Holiday Inn Highland Beach, 2809 South Ocean Boulevard, Highland Beach, Florida 33487, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the form of proxy are first being sent to shareholders is December 10, 1999. Shareholders should review the information provided herein in conjunction with the Company's 1999 Annual Report on Form 10-KSB, which accompanies this Proxy Statement. The Company's principal executive offices are located at One South Ocean Boulevard, Suite 206, Boca Raton, Florida 33432, and its telephone number is
(561) 367-0408.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of four members to the Company's Board of Directors to serve until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the adoption of the Company's 1999 Stock Option Plan by the Board of Directors on February 1, 1999;

         (3) To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as the Company's auditors; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the six nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on November 30, 1999 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,355,405 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ratification of appointment of the Company's auditors, approval of the Company's 1999 Stock Option Plan and other matters that may be submitted to a vote of the shareholders, will require the affirmative vote of the majority of the shares of the Company's Common Stock at the Annual Meeting in person or by proxy, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or By-Laws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of November 30, 1999, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) each Named Executive Officer (as defined herein), and (iv) all directors and executive officers as a group:

                                                                                            PERCENTAGE OF
                                                                                            OUTSTANDING
NAME AND ADDRESS OF                            SHARES OF COMMON STOCK                       SHARES BENEFI-
BENEFICIAL OWNERS(1)(2)                          BENEFICIALLY OWNED                         CIALLY OWNED(1)
-----------------------                        ----------------------                       ---------------
Lawrence Cohen (3)........................             1,790,000                                 32.8%

Martin Scott(4)...........................                70,000                                  1.3%

Cornelia Eldridge(5)......................               165,000                                  3.0%

Bruce S. Carlsmith(6).....................                60,000                                  1.1%

Renney Senn (7)...........................                25,000                                   *

Ted Gordon
29 Pearl Street
Noank, CT 06340...........................               320,000                                  6.0%

All officers and directors
as a group (5 persons)(8).................             2,110,000                                 36.9%

*        Less than 1%.

(1) Unless otherwise indicated below, the persons in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options. Each person's percentage of ownership is determined by assuming that any options held by such person have been exercised. As of November 30, 1999 there were 5,355,405 shares of Common Stock outstanding.

(2) Unless otherwise indicated below, the address of each person is c/o the Company at One South Ocean Boulevard, Boca Raton, Suite 206, Florida 33432.

(3) Includes (i) 100,000 shares of Common Stock underlying immediately exercisable options and (ii) 1,690,000 shares owned by Alliant. Alliant is wholly owned by East Ocean Limited Partnership, as to which Mr. Cohen is the general partner and members of Mr. Cohen's family are limited partners. Mr. Cohen disclaims beneficial ownership with respect to the limited partnership interests owned by members of his family.

(4) Includes 55,000 shares of Common Stock underlying vested options at exercise prices ranging from $3.00 to $3.75.

(5) Includes 125,000 shares of Common Stock underlying vested options at exercise prices ranging from $2.00 to $3.75.

(6) Includes 60,000 shares of Common Stock underlying vested options at exercise prices ranging from $2.00 to $3.75.

(7) Includes 25,000 shares of Common Stock underlying options immediately vested on October 2, 1999, at an exercise price of $2.00.

(8)      See notes 3 - 7 above.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with for the period which this proxy relates.


                                   PROPOSAL 1:

                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Articles of Incorporation provide that the number of directors constituting the Company's Board of Directors shall not be less than one nor more than ten, as determined in the manner provided by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors has fixed at six the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 2000 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Lawrence Cohen, Cornelia Eldridge, Bruce Carlsmith and Renney Senn to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

         The following persons have been nominated by the Board for election to the Board of Directors:

      NAME                            AGE                        TITLE
      ----                            ---                        -----

Lawrence Cohen                        55                 Chairman of the Board

Bruce S. Carlsmith                    44                 Director and
                                                         Chief Executive Officer

Cornelia Eldridge(1)(2)               58                 Director

Renney Senn(1)(2)                     51                 Director


-----------------------
(1)   Member of the Compensation Committee.
(2)   Member of the Audit Committee.

         LAWRENCE COHEN has served as Chairman of the Board since he founded the Company in October 1995. Mr. Cohen has been engaged in providing financial consulting and merchant banking services to early-stage companies for more than the past 25 years. He has served as Chairman of the Board and Chief Executive Officer of Bristol Retail Solutions, Inc. (Nasdaq:BRTL), a point-of-sale equipment distributor ("Bristol"), since he co-founded such company in April 1996. He is also the co-founder of Apollo BioPharmaceuticals, Inc., a privately-held company in Massachusetts engaged in the development of neuroprotective pharmaceuticals ("Apollo"), and currently Chairman of the Board of McLaren Automotive Group, Inc., formerly ASHA Corp. (Nasdaq:MCLN), an automotive design and motorsports group. Between November 1990 and September 1996, Mr. Cohen served as Chairman of the Board of BioTime, Inc. (Nasdaq:BTIM), a biotechnology firm he founded to develop an artificial blood plasma substitute. He was a co-founder of Cryomedical Sciences (Nasdaq:CMSI), a low temperature surgery company, and served as its President from November 1990 to November 1991.

         BRUCE S. CARLSMITH has served as Chief Executive Officer since October 20, 1999 and director of the Company since February 1, 1999. From July 1999 until October 1999, Mr. Carlsmith served as acting Chief Executive Officer. Mr. Carlsmith is currently President of Sayre Consulting, a telecommunications consulting firm. From April 1995 until October 1998 he served as an equities analyst with NationsBanc Montgomery Securities. From April 1993 to April 1995 he served as Director, Strategy and Planning, with Pacific Telesis Video Services. Prior to his services with Pacific Telesis Video Services, he was employed by the Boston Consulting Group.

         CORNELIA ELDRIDGE has served as a director of the Company since October 1998. Ms. Eldridge is President of Eldridge Associates, Inc., a management-consulting firm she founded in 1981. Ms. Eldridge currently serves on the board of directors of DE Frey, Inc., a financial services firm, and SysComm, the largest assembler and reseller of IBM mid-range computers.

         RENNEY SENN has served as a director of the Company since September 1999. Mr. Senn joined Holocomm Systems, Inc. as its president, CEO and board chairman in June 1998. Previously, he was the President, CEO and principal founder of FirstWorld Communications, formerly SpectraNet InternationalFormed in 1993, FirstWorld is a significant competitive local exchange carrier (CLEC) that has recently acquired eight Internet Service Providers in California, Texas, Utah, Colorado and Oregon and has a private market value of approximately
$1 billion. In January 1998 Mr. Senn left the company as part of a purchase of controlling interest in FirstWorld Communications by Enron Corporation of Houston, Texas and Donald Sturn SpectraNet grew out of another start-up co-founded by Mr. Senn in 1990 that was a fiber optic cabling company.

BOARD COMMITTEES AND RELATED INFORMATION

         The Company's officers are elected annually by the Company's Board of Directors and serve at the discretion of the Company's Board of Directors. The Company compensates each non-employee director $500 per meeting for attending meetings of the Board of Directors. In addition, directors will be reimbursed for expenses incurred in attending such meetings and will be indemnified against any claims arising out of his or her status as a director of the Company, including claims arising under federal and state securities laws. In addition, directors are eligible to receive options under the Company's 1997 and 1999 Stock Option Plan.

         During the year ended July 31, 1999, the Company's Board of Directors held meetings and took action by unanimous written consent a total of 9 times.

         The Board of Directors of the Company has established a Compensation and an Audit Committee. The Compensation Committee, comprised of Cornelia Eldridge and Renney Senn, administers the Company's stock option plan and makes recommendations to the full Board of Directors concerning compensation, including bonuses and incentive arrangements, of the Company's officers and key employees. The Audit Committee, comprised of Cornelia Eldridge and Renney Senn, reviews the engagement of the independent accountants and independence of the accounting firm, as well as the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls. The Compensation and Audit Committees are comprised of a majority of the independent directors.

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate compensation paid to Lawrence Cohen, Walt Nawrocki and Neal Bernstein (the "Named Executive Officer") by the Company. No other executive officer of the Company was paid a total annual salary and bonus for the fiscal year ended July 31, 1999 which was $100,000 or more.

                                                                                   Securities           Other
Name and  Principal                Fiscal                                          Underlying          Annual
        Position                   Year             Salary           Bonus            Options       Compensation
---------------------------        ----             ------           -----         -------------    ------------
Lawrence Cohen,                    1999             $115,500           -0-              -0-              -0-
Chairman                           1998             $115,500           -0-              -0-              -0-
                                   1997             $ 67,375           -0-            100,000            -0-

Bruce Carlsmith,                   1999             $ 12,788           -0-             35,000            -0-
President & CEO

Walt Nawrocki,                     1999             $176,458           -0-              -0-              -0-
Former President & CEO             1998             $175,000           -0-              -0-              -0-
                                   1997             $175,000           -0-            200,000            -0-

Neal Bernstein,                    1999             $114,584           -0-              -0-              -0-
Former Vice-President              1998             $125,000           -0-              -0-              -0-
                                   1997             $ 62,500           -0-             50,000            -0-

EMPLOYMENT AGREEMENTS

         Effective December 21, 1997, the Company entered into a three-year employment agreement with Lawrence Cohen providing for base annual salary of $115,500. The employee may receive annual bonuses at the discretion of the Company, with bonuses to be determined by the Compensation and Audit Committee. No formula or criteria have been specifically determined. The agreements provide for severance equal to one year's salary in the event of (i) non-renewal of the agreement upon expiration other than for cause or (ii) a change of control of the Company as a result of which the employee is not retained by new management on a comparable basis. In addition, the agreements contain confidentiality provisions and 12-month post termination non-competition restriction which may be imposed by the Company provided the employee receives a lump sum payment equal to one year's salary within 30 days of termination of employment. Under Florida law, a court of competent jurisdiction may determine not to enforce such non-competition restrictions or partially enforce or modify such provisions. Effective October 20, 1999, the Company entered into a one year employment agreement, automatically renewing for one additional year with its President and CEO, Bruce Carlsmith, providing for a base salary of $175,000. The employee may receive annual bonuses at the discretion of the Company, with bonuses to be determined by the Compensation Committee. No formula or criteria have been specifically determined. The agreements provide for severance equal to one year's salary in the event of (i) non-renewal of the agreement upon expiration other than for cause or (ii) a change of control of the Company as a result of which the employee is not retained by new management on a comparable basis. In addition, the agreements contain confidentiality provisions and a 12-month post termination non-competition restriction that may be imposed by the Company provided that the employee receives a lump sum payment equal to one year's salary within 30 days of termination of employment.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No stock options were granted to the Named Executive Officers during the year ended July 31, 1999.

AGGREGATED FISCAL YEAR END OPTION VALUE TABLE

         The following table sets forth-certain information concerning unexercised stock options held by the Named Executive Officers as of July 31, 1999. No stock options were exercised by the Named Executive Officers during the period ended July 31, 1999. No stock appreciation rights were granted or are outstanding.

                                    Number of Unexercised Options                   Value of Unexercised in the Money
                                        Held at July 31, 1999                         Options at July 31, 1999 (1)
                               ----------------------------------------         ---------------------------------------
Name                          Exercisable          Unexercisable                Exercisable        Unexercisable
----                          -----------          -------------                -----------        -------------
Bruce Carlsmith                   35,000                 -                           -                   -
Lawrence Cohen                   100,000                 -                           -                   -
Walt Nawrocki (2)                200,000                 -                           -                   -
Neil Bernstein (2)                50,000                 -                           -                   -

(1) Dollar values are calculated based on the difference between the option exercise price and $3.00, the closing price of the Company's Common Stock on July 30, 1999, as reported by NASDAQ.
(2) Mr. Nawrocki's and Mr. Bernstein's stock options have been canceled as of October 28, 1999 pursuant to settlement agreements between the Company and each of Mr. Nawrocki and Mr. Bernstein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1996 and 1997, Lawrence Cohen contributed $25,959 and $3,500, respectively, to the capital of the Company. At that time he also advanced the Company $50,000 which bore interest at the rate of 6.5% per annum. In October and November 1996, Donna Cohen, Mr. Cohen's wife, advanced the Company a total of $50,000, which was repaid in December 1996 together with interest at the rate of 7% per annum.

         All transactions between the Company and its officers, shareholders and each of their affiliated companies have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company intends to handle transactions of a similar nature on terms no less favorable to the Company than those available from unaffiliated parties. In addition, any forgiveness of loans must be approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have access, at the Company's expense, to the Company's counsel or independent counsel.


                                   PROPOSAL 2:

                 PROPOSAL RELATING TO THE 1999 STOCK OPTION PLAN

         On February 1, 1999, the Board of Directors adopted, subject to approval by the stockholders, a stock option plan called the "1999 Stock Option Plan." The following summary describes features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Appendix A.

         The Board of Directors have determined that the Plan will work to increase the employees', consultants, and non-employee directors' proprietary interest in the Company and to align more closely their interests with the interests of the Company's stockholders. The Plan will also maintain the Company's ability to attract and retain the services of experienced and highly qualified employees and non-employee directors. The Board of Directors believes that the Plan is in the Company's best interests and therefore recommends adoption of the Plan on essentially the terms and conditions as are set forth below.

         Under the Plan, the Company has reserved an aggregate of 500,000 shares of Common Stock for issuance pursuant to options granted under the Plan ("Plan Options"). The Board of Directors or the Compensation Committee of the Board of Directors (the "Committee") of the Company administers the Plan including, without limitation, the selection of the persons who will be granted Plan Options under the Plan, the type of Plan Options to be granted, the number of shares subject to each Plan Option and the Plan Option price.

         Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify ("Non-Qualified Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less that 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more that 10% of the Company's Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each Plan Option and the manner in which it may be exercised is determined by the Board of the Directors or the Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in case of an Incentive Option granted to an eligible employee owning more that 10% of the Company's Common Stock, no more than five years after the date of the grant.

         The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee but shall in no event be less than 5% of the fair market value of the underlying shares on the date of grant.

         Officers, key employees, board members and consultants of the Company and its subsidiaries are eligible to receive Non-Qualified Options under the Plan. Only officers and key employees of the Company who are employed by the Company or by any subsidiary thereof are eligible to receive Incentive Options.

         If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date or three months following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability. Plan Options will immediately terminate if employment is terminated for cause as determined by the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain federal income tax consequences of option grants and exercises under the Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         The grant of incentive stock options to an employee does not result in any income tax consequences. The exercise of an incentive stock option does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his employment with the Company, or within a specified period after termination of employment due to death or retirement for age or disability under then established rules of the Company. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee's alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an incentive stock option after the expiration of (i) two (2) years from the date of grant of the incentive stock option, and (ii) one (1) year after the transfer of the shares to him (the "Waiting Period") will generally recognize long term capital gain or loss on the sale.

         An employee who disposes of his incentive stock option shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the option price. Any additional amount realized on an Early Disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

         The Company will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option, or the sale of incentive stock option shares after the Waiting Period. If an employee disposes of his incentive stock option shares in an Early Disposition, the Company will be entitled to deduct the amount or ordinary income recognized by the employee.

         The grant of non-qualified stock options under the Plan will not result in the recognition of any taxable income by the participants. A participant will recognize ordinary income on the date of exercise of the non-qualified stock option equal to the difference between (i) the fair market value on that date of the shares acquired, and (ii) the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option by an employee is subject to federal and state income and employment tax withholding.

         Generally, the Company will be entitled to a deduction in the amount reportable as income by the participant on the exercise of a non-qualified stock option.

         As of November 30, 1999 the Company has granted options to purchase an aggregate of 363,600 shares under the 1999 Stock Option Plan and exercise prices ranging from $3.00 to $3.63 per share.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF THE ADOPTION OF THE 1999 STOCK OPTION PLAN.

                                   PROPOSAL 3:

             PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP,
                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE
                               COMPANY'S AUDITORS

         The Board of Directors of the Company has selected BDO Seidman, LLP, independent certified public accountants, as independent auditors for the Company for the fiscal year ended July 31, 2000 and determined that it would be desirable to request that the Company stockholders ratify such selections. One or more representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

         Although the Board of Directors of the Company is submitting the appointment of BDO Seidman, LLP for stockholder ratification it reserves the right to change the selection of BDO Seidman, LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder ratification.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF BDO SEIDMAN, LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2000.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, business should properly come before the Annual Meeting, the persons named in the accompanying proxy may vote proxies as in their discretion they may deem appropriate, unless they are directed by shareholders otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2000 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's executive offices no later than August 12, 2000.

         In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than October 27, 2000.


                                 By Order of the Board of Directors


                                 BRUCE CARLSMITH
                                 CHIEF EXECUTIVE OFFICER

BOCA RATON, FLORIDA
DECEMBER 8, 1999

                                                                      APPENDIX A

                           REGISTRY MAGIC INCORPORATED
                             1999 STOCK OPTION PLAN


         1. GRANT OF OPTIONS; GENERALLY. In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the REGISTRY MAGIC INCORPORATED 1999 STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Stock Option Committee") of Registry Magic Incorporated (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation's $.001 par value common stock (the "Stock").

         2. TYPE OF OPTIONS. The Board or the Stock Option Committee is authorized to issue Incentive Stock Options ("ISOs") which meet the requirements of Section ss.422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as ISOs, or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options which are not ISOs, which options are hereinafter referred to collectively as Non-Statutory Options ("NSOs"), or singularly as an NSO. The Board or the Stock Option Committee is also authorized to issue "Reload Options" in accordance with Paragraph 8 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term "Option" or "Options" means ISOs, NSOs and Reload Options.

         3. AMOUNT OF STOCK. The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Options shall be 500,000 shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any Options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock due to of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option, the Eligible Person will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

         4. ELIGIBLE PERSONS.

                  (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days.

                  (b) With respect to NSOs, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation or (iii) any consultant of the Corporation or any subsidiary of the Corporation.

         5. GRANT OF OPTIONS. The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shall be set forth in a writing ("Option Grant") signed on behalf of the Corporation or by a majority of the members of the Stock Option Committee. The Option Grant shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Stock Option Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the Option Grant which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

         6. OPTION PRICE. The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater shareholder, 110 percent (110%) of the fair market value, or (iii) in the case of an NSO, not less than 55% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Option Committee. Fair market value as used herein shall be:

                  (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

                  (b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Stock Option Committee.

         7. PURCHASE OF SHARES. An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash, check, Promissory Note secured by the Shares issued through exercise of the related Options, or in property or Corporation stock, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Person's then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

         8. GRANT OF RELOAD OPTIONS. In granting an Option under this Plan, the Board or the Stock Option Committee may include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

         9. STOCK OPTION COMMITTEE. The Stock Option Committee may be appointed from time to time by the Corporation's Board of Directors. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 21 herein. The members of the Stock Option Committee may elect one of its members as its chairman. The Stock Option Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Stock Option Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other.

Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote of all members of the Stock Option Committee at a meeting which is duly called and held.

         10. ADMINISTRATION OF PLAN. In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Stock Option Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its shareholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

         11. PROVISIONS APPLICABLE TO ISOS. The following provisions shall apply to all ISOs granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

                  (a) An ISO may only be granted within ten (10) years from February 1, 1999, the date that this Plan was originally adopted by the Corporation's Board of Directors.

                  (b) An ISO may not be exercised after the expiration of ten
(10) years from the date the ISO is granted.

                  (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

                  (d) An ISO is not transferrable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

                  (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

                  (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

                  (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

                  (h) This Plan was adopted by the Corporation on February 1, 1999, by virtue of its approval by the Corporation's Board of Directors. Approval by the shareholders of the Corporation is to occur prior to February 1, 2000.

         12. DETERMINATION OF FAIR MARKET VALUE. In granting ISOs under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

         13. RESTRICTIONS ON ISSUANCE OF STOCK. The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

         14. EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF EMPLOYMENT.

                  (a) If an optionee shall die (i) while an employee of the Corporation or a Subsidiary or (ii) within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee's right under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Options may be exercised not later than the expiration date specified in the Option Grant or one year after the optionee's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in the Option Grant or one year after the optionee's death, whichever date is earlier.

                  (b) If an optionee's employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in the Option Grant or one year after termination of employment, whichever date is earlier.

                  (c) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans if any, or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause, and such optionee has not died within the following three months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from to time, but not later than the expiration date specified in the Option Grant or thirty (30) days after termination of employment, whichever date is earlier. For purposes of this Paragraph 14, termination for cause shall mean; (i) termination of employment for cause as defined in the optionee's Employment Agreement or (ii) in the absence of an Employment Agreement for the optionee, termination of employment by reason of the optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary, all as the Board or the Stock Option Committee in its sole discretion may determine.

                  (d) If an optionee's employment shall terminate for any reason other than death, disability, retirement or otherwise, all right to exercise his Option shall terminate at the date of such termination of employment absent specific provisions in the optionee's Option Agreement.

         15. CORPORATE EVENTS. In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Common Stock the Board of Directors may declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

         16. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.


         17. NON-TRANSFERABILITY. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

         18. NO RIGHTS AS SHAREHOLDER. No optionee shall have any rights as a shareholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

         19. AMENDMENT AND DISCONTINUANCE OF PLAN. The Corporation's Board of Directors may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or
(b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the shareholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Corporation's Board of Directors is authorized to seek the approval of the Corporation's shareholders for any other changes it proposes to make to this Plan which require such approval, however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.

         20. COMPLIANCE WITH RULE 16b-3. This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Option Committee or the Corporation's Board of Directors.

         21. COMPLIANCE WITH CODE. The aspects of this Plan on ISOs is intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to optionee.

                  If any provision of the aspects of this Plan on ISOs is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

         22. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

         23. DISPOSITION OF SHARES. In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

         24. NAME. The Plan shall be known as the "Registry Magic Incorporated 1999 Stock Option Plan."

         25. NOTICES. Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 1 South Ocean Boulevard, Suite 206, Boca Raton, Florida 33432 and when addressed to the Committee shall be sent to it at 1 South Ocean Boulevard, Suite 206, Boca Raton, Florida 33432, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

         26. HEADINGS. The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

         27. EFFECTIVE DATE. This Plan, the Registry Magic Incorporated 1999 Stock Option Plan, was adopted by the Board of Directors of the Corporation on February 1, 1999. The effective date of the Plan shall be the same date.

                           REGISTRY MAGIC INCORPORATED
                            ONE SOUTH OCEAN BOULEVARD
                                    SUITE 206
                              BOCA RATON, FL 33432

                                      PROXY


THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS LAWRENCE COHEN AS PROXY, WITH THE POWER TO APPOINT THEIR SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE AS DESIGNATED BELOW, ALL SHARES OF COMMON STOCK OF THE COMPANY HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 30, 1999, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 11, 2000, OR ANY ADJOURNMENT THEREOF.

1.       ELECTION OF DIRECTORS
         FOR ALL NOMINEES LISTED BELOW          WITHHOLD AUTHORITY TO VOTE
         (EXCEPT AS MARKED TO THE               FOR ALL NOMINEES LISTED
         CONTRARY)                                        BELOW

                    [ ]                                    [ ]

             LAWRENCE COHEN                     BRUCE S. CARLSMITH
             CORNELIA ELDRIDGE                  RENNEY SENN

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

2.       TO RATIFY THE ADOPTION OF THE COMPANY'S 1999 STOCK OPTION PLAN.

                [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

3. TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2000.

                [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF REGISTRY MAGIC INCORPORATED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

         PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN THE CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



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                                            SIGNATURE


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                                            SIGNATURE IF HELD JOINTLY


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                                            (PLEASE PRINT NAME)


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                                            NUMBER OF SHARES SUBJECT TO PROXY

DATED:             , 1999
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